                                                                  EXHIBIT 10.8


                                       CADMUS
                             NON-QUALIFIED THRIFT PLAN


                             (Cadmus logo appears here)

(Cadmus logo appears here)                    A SUMMARY OF THE
                                          NON-QUALIFIED THRIFT PLAN

WHY IT'S        Current tax laws limit the amounts highly paid individuals in a
OFFERED:        corporation can contribute to a 401(k) thrift plan unless
                certain participation levels among lower-paid workers are achieved. This restriction usually prevents highly paid employees from participating fully in the plan.

                The "Non-Qualified Thrift Plan" enables Cadmus executives to participate in retirement savings opportunities in the same manner currently available to other Cadmus employees.

WHAT IT         To you, it will seem as if the tax law restrictions no longer
MEANS TO YOU:   apply. You will be able to contribute up to 12% of your pay and have the first 6% matched (at 50 cents on the dollar) by Cadmus. Behind the scenes, however, here's what will happen:

                (bullet) Any amounts you are unable to contribute to the normal
                         Thrift Plan because of tax law restrictions will instead go into the Non-Qualified Thrift Plan automatically if you have completed a Non-Qualified Thrift Plan Participation Election Form.

                (bullet) Money that goes into the Non-Qualified Thrift Plan will be invested in accordance with your instructions, with the same investment options available as under the Thrift Plan. Investment elections, however, are separate from those made under the Cadmus Thrift Savings Plan and changes in those elections will be permitted once per quarter. Vesting rules, rules regarding withdrawals (including hardship withdrawals) and distributions will continue to apply, though plan distributions will be paid in lump sum amounts and usually made upon termination of employment.

                Money placed in the Non-Qualified Thrift Plan can grow tax-deferred (through earnings) while in the plan. You will pay taxes on the money and its earnings at the time it is paid out to you.

WHAT YOU        If you would like to participate in the Non-Qualified Thrift
NEED TO DO:     Plan, first ensure you've completed a Cadmus Thrift Savings
                Plan Enrollment Form. Then, complete a Non-Qualified Thrift
                Plan Participation Election Form as well as a Non-Qualified
                Thrift Plan Beneficiary Designation Form.

(Cadmus logo appears here)                   NON-QUALIFIED THRIFT PLAN
                                            PARTICIPATION ELECTION FORM

Your Name:
Your Social Security Number:

I wish to participate in the Cadmus Non-Qualified Thrift Plan. I understand that any amounts I elect under the Cadmus Thrift Plan which cannot be contributed to that plan due to tax laws or other plan limitations will, instead, be contributed to this plan and invested as I direct below. I also understand that the plan provisions of the Cadmus Thrift Plan, including provisions for vesting, withdrawals, and distributions, will also apply to this plan (though distributions under this plan will be in the form of lump sums, and a full distribution will normally be made at termination of employment).

Investment choices I make when beginning participation in the plan will take effect on the effective date of my plan participation. I also understand that choices I make here are separate from choices made under the Cadmus Thrift Savings Plan. They are continuing and will apply to future contributions under this plan unless I make a new "contribution" investment direction.

Here is how I would like my initial and future contributions to be invested.
I understand that I must allocate among investment funds in 1% increments, and my allocations must add up to exactly 100%.

               Fund 1 - Stable Value Fund             %
               Fund 2 - Balanced Fund                 %
               Fund 3 - Equity Index Fund             %
               Fund 4 - Growth Stock Fund             %
               Fund 5 - International Stock Fund      %
               Fund 6 - Small Cap Value Fund          %

                                                   100%



           Your Signature                         Date

             [For Administrative Purposes Only. Do not complete.]


Date Received:                   For Plan Administrator:


Please make a copy of this form for your records and return original to Greg Moyer in the Brookfield office.

(Cadmus logo appears here)             NON-QUALIFIED THRIFT PLAN
                                         INVESTMENT DIRECTION
                                             CHANGE FORM

Your Name:
Your Social Security Number:
Investment Direction Date:

This form is to be used to change investment directions for future contributions and/or existing account balances in the Non-Qualified Thrift Plan. Money in your account will be invested in the regulated investment companies and/or collective trust funds named below and sponsored by T. Rowe Price Associates, Inc. or its affiliates.

Investment choices you make here will take effect on the first day of the next calendar quarter (i.e. January 1st, April 1st, July 1st or October 1st), provided this form is completed and returned by the 15th of December, March, June or September respectively. A "contribution" investment direction, an "account balance" investment direction, or both may be made with this form.

Remember that "contribution" investment choices you make here are continuing ones and will apply to this plan only. The will also apply to future contributions unless you make a new "contribution" investment direction. The "account balance" investment direction will apply to your entire plan account at the time the direction takes effect, and no additional transfers among funds will be made until you submit a form indicating your desire for a change in how your account balance is invested.

Indicate how you wish to have your future contributions and current account balance invested. You must allocate among funds in 1% increments, and allocations must add up to exactly 100%.

      FUTURE CONTRIBUTIONS                CURRENT ACCOUNT BALANCE

(This applies only to my future        (This applies only to my current
contributions made after the           account balance at the investment
investment direction date and          direction date.)
is an election that continues
in force until changed.)

Fund 1 - Stable Value Fund      %      Fund 1 - Stable Value Fund     %
Fund 2 - Balanced Fund          %      Fund 2 - Balanced Fund         %
Fund 3 - Equity Index Fund      %      Fund 3 - Equity Index Fund     %
Fund 4 - Growth Stock Fund      %      Fund 4 - Growth Stock Fund     %
Fund 5 - International                 Fund 5 - International
         Stock Fund             %               Stock Fund            %
Fund 6 - Small Cap Value               Fund 6 - Small Cap Value
         Fund                   %               Fund                  %

                             100%                                  100%



          Your Signature                           Date


              [For Administrative Purposes Only. Do not complete.]


Date Received:                      For Plan Administrator:

Please make a copy of this form for your records and return original to Greg Moyer in the Brookfield office.

    INSTRUCTIONS FOR AND EXPLANATION OF DESIGNATION OF BENEFICIARY

1. This form is only effective when filed with the Plan Administrator.

2. If more than one person or entity is designated as primary Beneficiary, the plan benefit will be paid in equal shares to the designated entities or persons who survive you, unless you specify otherwise in the percentage of plan benefit column. If you complete the percentage of plan benefit column and a person you designate as primary Beneficiary does not survive you, that person's share of the plan benefit will be paid to the other persons and entities you designate as primary Beneficiary, if surviving, in proportion to the percentages of plan benefit you specify for them.

3. If more than one person or entity is designated as contingent Beneficiary, the plan benefit will then be paid in equal shares to the designated entities or persons who survive you, unless you specify otherwise in the percentage of plan benefit column. If you complete the percentage of plan benefit column and a person you designate as primary Beneficiary does not survive you, that person's shares of the plan benefit will be paid to the other persons and entities you designate as contingent Beneficiary, if surviving, in proportion to the percentages of plan benefit you specify for them.

4. If you do not wish to select your Beneficiary, the plan will automatically pay your benefit to your surviving spouse. If your spouse does not survive you or if you are not married, then the benefit will go to your descendants, if any, per stirpes. If there are no descendants living at your death, the benefit will go to your estate. A per stirpes distribution means a division in equal shares among the members of the first generation of your descendants in which there is a living member at your death. The division will be made in equal shares among each of the living members of that generation and each of the deceased member(s) of that generation with descendants alive at your death. The share of any deceased member will be paid to his/her descendants, per stirpes, in like manner.

5. If you designate a Beneficiary other than your spouse and the Plan Administrator cannot find your designated Beneficiary after your death after looking for one year, that Beneficiary's designation will not be given effect.

6. If you designate a Beneficiary and that Beneficiary dies before you do, that Beneficiary's designation will not be given effect.

7. If your designated Beneficiary survives you but dies before the death benefit has been fully paid to that Beneficiary, the remaining benefit will be paid to that Beneficiary's estate unless you have named multiple, successor or contingent Beneficiaries. If you name multiple Beneficiaries, unless you designate otherwise, at any death of a named multiple Beneficiary, the surviving multiple Beneficiaries will share equally any remaining benefits.

(CADMUS LOGO appears here)       NON-QUALIFIED THRIFT PLAN
                                BENEFICIARY DESIGNATION FORM

Your Name:
Your Social Security Number:
Your Marital Status:   (  ) Not Married
                       (  ) Married(arrow) Spouse's Name:
                                           Spouse's Social Security #:

As a participant in the Non-Qualified Thrift Plan, I hereby designate the person(s) or entity(ies) named below as Beneficiary of my plan benefit upon my death. I reserve the right to change this designation. This designation supersedes any prior designation I previously made under the plan.

                    PRIMARY BENEFICIARY DESIGNATION

I hereby designate the following person(s) or entity(ies) as my primary Beneficiary for payment of my plan benefit upon my death:

    Name, Relationship & Address         Soc Sec                % of Plan
                                         Number                   Benefit


1.

2.

3.

                  CONTINGENT BENEFICIARY DESIGNATION

I hereby designate the following person(s) or entity(ies) as my contingent Beneficiary, to whom payment of my plan benefit will be made if no person or entity designated as my primary Beneficiary survives me of if all primary Beneficiaries die or cease to exist before my full plan benefit is paid:

    Name, Relationship & Address         Soc Sec                % of Plan
                                         Number                   Benefit


1.

2.

3.

                  ELECTION OF AUTOMATIC BENEFICIARY

I hereby elect to have my remaining plan benefit at my death paid in accordance with the plan's automatic Beneficiary selection order. (Check only if automatic Beneficiary selected.)



                 Your Signature               Date

Please make a copy of this form for your records and return original to Greg Moyer in the Brookfield office.

                        CADMUS NON-QUALIFIED THRIFT PLAN

                      (As Adopted Effective July 1, 1995)

                               TABLE OF CONTENTS


                                                                          Page

                                   ARTICLE I
                              DEFINITION OF TERMS

1.1      Accrued Benefit................................................     1
1.2      Act............................................................     1
1.3      Active Participant.............................................     1
1.4      Administrator..................................................     1
1.5      Affiliate......................................................     1
1.6      Beneficiary....................................................     1
1.7      Board..........................................................     1
1.8      Code...........................................................     1
1.9      Compensation...................................................     1
1.10     Effective Date.................................................     2
1.11     Eligible Employee..............................................     2
1.12     Employee.......................................................     2
1.13     Employer.......................................................     2
1.14     Fund...........................................................     2
1.15     Inactive Participant...........................................     2
1.16     Participant....................................................     2
1.17     Plan...........................................................     2
1.18     Plan Sponsor...................................................     2
1.19     Plan Year......................................................     2
1.20     Thrift Account.................................................     2
1.21     Thrift Contributions...........................................     3
1.22     Thrift Savings Plan............................................     3
1.23     Trust Agreement................................................     3
1.24     Trustee........................................................     3
1.25     Valuation Date.................................................     3
1.26     Valuation Period...............................................     3

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

2.1      Eligibility and Commencement of Participation..................     3
2.2      Election Required for Participation in Thrift Contribution
           Portion of the Plan..........................................     3
2.3      Length of Participation........................................     3

                                  ARTICLE III
                 THRIFT ACCOUNT, CONTRIBUTIONS AND ADJUSTMENTS

3.1      Thrift Account.................................................     4
3.2      Thrift Contributions by the Participant........................     4
3.3      Contributions by the Employer..................................     5
3.4      Subtractions from Thrift Account...............................     6
3.5      Crediting of Deemed Earnings or Loss to Thrift Accounts........     6
3.6      Equitable Adjustment in Case of Error or Omission..............     6
3.7      Statement of Thrift Account Balance............................     6

                                   ARTICLE IV
                                    VESTING

4.1      Vesting Generally..............................................     7
4.2      Forfeiture of Benefits.........................................     7
4.3      No Restoration of Forfeited Benefits...........................     7
4.4      Determination of Benefits after Forfeiture Followed
           by Re-employment.............................................     7

                                   ARTICLE V
                                 DEATH BENEFIT

5.1      Death after Benefit Commencement...............................     7
5.2      Death before Benefit Commencement..............................     7
5.3      Beneficiary Designation........................................     8

                                   ARTICLE VI
                              PAYMENT OF BENEFITS

6.1      Time and Form of Payment.......................................     8
6.2      Benefit Determination and Payment Procedure....................     8
6.3      Payments to Minors and Incompetents............................     9
6.4      Distribution of Benefit When Distributee Cannot Be Located.....     9
6.5      Claims Procedure...............................................     9

                                  ARTICLE VII
                                  WITHDRAWALS

7.1      Hardship Withdrawals...........................................    10
7.2      No Other Withdrawals Permitted.................................    11

                                  ARTICLE VIII
                                    FUNDING

8.1      Funding........................................................    11
8.2      Use of Trust...................................................    11
8.3      Fund Divisions.................................................    11
8.4      Participant Investment Directions..............................    12

                                   ARTICLE IX
                                  FIDUCIARIES

9.1      Fiduciaries and Duties and Responsibilities....................    13
9.2      Limitation of Duties and Responsibilities of Fiduciaries.......    13
9.3      Service by Fiduciaries in More Than One Capacity...............    13
9.4      Allocation or Delegation of Duties and Responsibilities
           by Fiduciaries...............................................    13
9.5      Assistance and Consultation....................................    13
9.6      Compensation and Expenses......................................    13
9.7      Indemnification................................................    13

                                   ARTICLE X
                               PLAN ADMINISTRATOR

10.1     Appointment of Plan Administrator..............................    14
10.2     Plan Sponsor as Plan Administrator.............................    14
10.3     Procedure if a Committee.......................................    14
10.4     Action by Majority Vote if a Committee.........................    14
10.5     Appointment of Successors......................................    14
10.6     Duties and Responsibilities of Plan Administrator..............    14
10.7     Power and Authority............................................    15
10.8     Availability of Records........................................    15
10.9     No Action with Respect to Own Benefit..........................    15

                                   ARTICLE XI
                       AMENDMENT AND TERMINATION OF PLAN

11.1     Amendment or Termination of the Plan...........................    15
11.2     Effect of Employer Merger, Consolidation or Liquidation........    15

                                  ARTICLE XII
                                 MISCELLANEOUS

12.1     Headings.......................................................    16
12.2     Gender and Number..............................................    16
12.3     Governing Law..................................................    16
12.4     Employment Rights..............................................    16
12.5     Conclusiveness of Employer Records.............................    16
12.6     Right to Require Information and Reliance Thereon..............    16
12.7     Alienation and Assignment......................................    16
12.8     Notices and Elections..........................................    16
12.9     Delegation of Authority........................................    17
12.10    Service of Process.............................................    17
12.11    Construction...................................................    17

                                  ARTICLE XIII
                        ADOPTION BY ADDITIONAL EMPLOYERS

13.1     Adoption by Additional Employers...............................    17
13.2     Termination Events with Respect to Employers Other
           Than the Plan Sponsor........................................    17

Appendix A - List of Available Investment Funds

     THIS PLAN is adopted as of July 1, 1995 by Cadmus Communications Corporation, a Virginia corporation (the "Plan Sponsor"), for itself and for other participating employers who may participate in the Plan as provided herein (collectively or individually hereinafter called the "Employer");

                                  WITNESSETH:

     WHEREAS, the Employer deems it appropriate to provide for the deferral of compensation by or on behalf of certain of its key management and highly compensated employees pursuant to the terms of the Plan in consideration for each such person's future services;

     NOW, THEREFORE, this Plan provides as follows:


                                   ARTICLE I
                              DEFINITION OF TERMS

     The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

     1.1 "ACCRUED BENEFIT": The balance in a Participant's Thrift Account, as adjusted pursuant to the provisions of the Plan.

     1.2 "ACT": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding section of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

     1.3 "ACTIVE PARTICIPANT": A Participant who is an Eligible Employee with an election in force to make Thrift Contributions to the Plan at the time in question.

     1.4 "ADMINISTRATOR": The Plan Administrator provided for in ARTICLE X hereof.

     1.5 "AFFILIATE": Any subsidiary, parent, affiliate or other business entity related to the Plan Sponsor by at least eighty percent (80%) ownership (as determined by the Plan Sponsor).

     1.6 "BENEFICIARY": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 5.3 to receive benefits under the Plan attributable to the Participant after the death of the Participant.

     1.7 "BOARD": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Employer. Any Executive Committee or other committee of the Board may act on the Board's behalf in any matter pertaining to the Plan where such committee is duly empowered to do so.

     1.8 "CODE": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

     1.9 "COMPENSATION": A Participant's "Compensation" as defined for purposes of the Thrift Savings Plan, but determined without regard to the "Compensation Limit" therein, plus amounts which would have been "Compensation" as defined therein but for their contribution to this Plan or to the Cadmus Deferred Compensation Plan. For purposes of determining Thrift Contributions to the Plan, "Compensation" shall be based only on periods the Participant is an Active Participant.

     1.10    "EFFECTIVE DATE":  July 1, 1995.

     1.11 "ELIGIBLE EMPLOYEE": An Employee who is covered by the Plan Sponsor's executive compensation plan, unless designated as ineligible for active participation by the Plan Sponsor. The Plan Sponsor in its discretion may from time to time exclude one or more Employees from active participation in the Plan by name or job description or may set pay level or other additional criteria for eligibility for active participation in the Plan.

     1.12 "EMPLOYEE": An individual who is employed in the service of the Employer as a common law employee.

     1.13    "EMPLOYER":

     1.13(a) With respect to determining active participation in the Plan, Eligible Employees and Compensation, the Plan Sponsor and each Affiliate with one or more employees covered by the Plan Sponsor's executive compensation plan.

     1.13(b) Employment with an Affiliate shall be considered employment with the Employer for all purposes of the Plan other than determining active participation in the Plan, Eligible Employees and Compensation.

     1.14    "FUND":

     1.14(a) If a trust fund is established and maintained for the Plan pursuant to a Trust Agreement, that trust fund, which shall consist of the Fund divisions described in paragraph 8.3 and Appendix A to the Plan.

     1.14(b) If a trust fund is not established and maintained for the Plan pursuant to a Trust Agreement, that separate account maintained by the Plan Sponsor to hold and invest contributions to the Plan, which shall consist of the Fund divisions described in paragraph 8.3 and Appendix A to the Plan.

     1.15    "INACTIVE PARTICIPANT":  A Participant who is not an Active
Participant.

     1.16 "PARTICIPANT": An Eligible Employee who elects to participate in the Plan, for so long as he is considered a Participant, as provided in ARTICLE II hereof.

     1.17 "PLAN": This document as contained herein or duly amended. The plan maintained pursuant hereto shall be known as the "Cadmus Non-Qualified Thrift Plan".

     1.18 "PLAN SPONSOR": Cadmus Communications Corporation, a Virginia corporation, or any successor thereto.

     1.19    "PLAN YEAR":  The calendar year.

     1.20 "THRIFT ACCOUNT": The bookkeeping account of a Participant attributable to Company Thrift Contributions and Participant Thrift Contributions, and any deemed earnings thereon, under the Plan, consisting of the following subdivisions:

           (i) "COMPANY THRIFT ACCOUNT": The Participant's account attributable to Non-Qualified Matching Contributions, Non-Qualified Profit Sharing Contributions and Excess Annual Addition Contributions allocated pursuant to ARTICLE III hereof.

          (ii) "PARTICIPANT THRIFT ACCOUNT": The Participant's account attributable to Thrift Contributions made pursuant to ARTICLE III hereof.


     1.21 "THRIFT CONTRIBUTIONS": The amount of Compensation deferred by a Participant pursuant to his election under the Plan.

     1.22 "THRIFT SAVINGS PLAN": The Cadmus Thrift Savings Plan, as amended from time to time, which plan is a defined contribution plan maintained by the Plan Sponsor and qualified under Section 401 of the Code.

     1.23 "TRUST AGREEMENT": The agreement, if any, by and between the Plan Sponsor and the Trustee under which the Fund, if any, is maintained. No such agreement has been entered into as of the Effective Date of the Plan.

     1.24 "TRUSTEE": The person(s) serving from time to time as trustee of the Fund pursuant to any Trust Agreement.

     1.25 "VALUATION DATE": The last day of each calendar quarter of the Plan Year and such other dates as the Administrator may designate.

     1.26 "VALUATION PERIOD": The period from one Valuation Date to and including the next following Valuation Date.


                                       ARTICLE II
                              ELIGIBILITY AND PARTICIPATION

     2.1 ELIGIBILITY AND COMMENCEMENT OF PARTICIPATION. Each Eligible Employee shall be automatically be a Participant in the Plan.

     2.2 ELECTION REQUIRED FOR PARTICIPATION IN THRIFT CONTRIBUTION PORTION OF THE PLAN.

     2.2(a) Active participation in the Thrift Contribution portion of the Plan is available to each Participant who is an Eligible Employee and must be elected. An Eligible Employee may elect to become an Active Participant by executing a "Thrift Contribution Election" and timely filing it with the Administrator.

     2.2(b) Unless otherwise provided in the Thrift Contribution Election, any Thrift Contribution Election shall be a continuing election applicable to succeeding Plan Years during continued status as an Eligible Employee until changed by the filing of a new election. If a Participant ceases to be an Eligible Employee and thereafter again becomes an Eligible Employee, a new election shall be required.

     2.2(c) As of the beginning of a Plan Year, a Participant may file a new Thrift Contribution Election, without any restriction on the amount or percentage of his elected Thrift Contribution (other than those contained in the Thrift Contribution Election). During a Plan Year, a Participant may file a new Thrift Contribution Election which increases the amount of his Thrift Contributions for the remainder of the Plan Year. During a Plan Year, a Participant also may file a new Thrift Contribution Election which terminates his Thrift Contributions for the remainder of the Plan Year, in which event he shall not be entitled to file a new election for balance of the Plan Year.

     2.2(d) Any Thrift Contribution Election must be filed by the 15th day of the calendar month preceding the calendar month (or at such time as the Administrator may require) before the calendar month it is to become effective.

     2.3 LENGTH OF PARTICIPATION. An Eligible Employee who becomes a Participant shall be or remain a Participant for so long as he is an Eligible Employee with a Thrift Contribution Election in effect or he is entitled to future benefits under the terms of the Plan.



                                       ARTICLE III
                      THRIFT ACCOUNT, CONTRIBUTIONS AND ADJUSTMENTS

     3.1     THRIFT ACCOUNT.

     3.1(a) The Employer shall establish and maintain on its books a Thrift Account, and appropriate subdivisions thereof, for each Participant to reflect the Participant's Accrued Benefit under the Plan.

     3.1(b) The balance in the Thrift Account of a Participant shall consist of his Thrift Contributions credited to him under paragraph 3.2, contributions by the Employer credited to him under paragraph 3.3, subtractions pursuant to paragraph 3.4 and deemed earnings or loss thereon determined pursuant to paragraph 3.5.

     3.2     THRIFT CONTRIBUTIONS BY THE PARTICIPANT.

     3.2(a) An Active Participant shall elect to make Thrift Contributions in that amount or percentage of his Compensation equal to all or that portion of his Compensation as is permitted to be contributed and as is specified by him in his Thrift Compensation Election. The following rules shall apply:

           (i) Thrift Contributions shall be based only on Compensation earned and payable for periods the Thrift Compensation Election is in effect.

          (ii) The Administrator may permit separate elections with respect to salary, one or more bonus(es) and/or Compensation which is not "Compensation" for purposes of the Thrift Savings Plan, may permit deferrals on the basis of anticipated Compensation for a Plan Year, and may permit deferral of one hundred percent (100%) of one or more bonus(es) (subject to a reduction in the Participant's other deferrals in order not to exceed the twelve percent (12%) of Compensation limit).

         (iii) Unless otherwise permitted and elected in his Thrift Compensation Election, Thrift Contributions based on Compensation which is not "Compensation" for purposes of the Thrift Savings Plan shall be made as such Compensation is otherwise due to be paid.

          (iv) Thrift Contributions for a Plan Year based on Compensation which is "Compensation" for purposes of the Thrift Savings Plan shall be made only after the Participant has made the maximum elective deferrals under Section 402(g) of the Code for the Plan Year or the maximum elective contributions permitted under the terms of the Thrift Savings Plan for the Plan Year (including any maximums based on any special limitation imposed by the plan administrator of the Thrift Savings Plan pursuant to subparagraph 3.6(g) of the Thrift Savings Plan).

           (v) If the same Compensation is covered by a deferral election under this Plan and the Cadmus Deferred Compensation Plan, the election under this Plan shall be applied before the election under the Cadmus Deferred Compensation Plan.

     3.2(b) Each Thrift Contribution is intended to be an elective salary reduction contribution which shall be withheld from a Participant's Compensation otherwise payable to him for a Plan Year.

     3.2(c) Thrift Contributions made by a Participant for a Valuation Period shall be credited to his Thrift Account as of the date the Compensation from which such contributions are deducted would otherwise have been paid to him. Notwithstanding the foregoing, if the Participant does not have other compensation from which any taxes required to be withheld with respect to his Thrift Contributions can be withheld or the Participant does not make other arrangements satisfactory to the Administrator for payment of the same, the amount of the Participant's Thrift Contributions credited to his Thrift Account under the Plan shall be reduced by any taxes required to be withheld therefrom and not otherwise provided for.


     3.3     CONTRIBUTIONS BY THE EMPLOYER.

     3.3(a) With respect to each Plan Year, a Non-Qualified Matching Contribution shall be credited by the Employer to the Company Thrift Account of each Participant who has made Thrift Contributions for the Plan Year and who has satisfied the service and employment benefit accrual requirements for entitlement to a "Matching Contribution" under the Thrift Savings Plan for the Plan Year in an amount equal to the sum of:

           (i) One-half (1/2) of the first six percent (6%) of his Compensation for the Plan Year which is not "Compensation" for purposes of the Thrift Savings Plan and which is contributed as a Thrift Contribution for the Plan Year, plus

          (ii) One-half (1/2) of the first six percent (6%) of his Compensation for the Plan Year which is "Compensation" for purposes of the Thrift Savings Plan and which is contributed as a Thrift Contribution for the Plan Year, provided that the amount determined under this clause shall be reduced by one-half (1/2) of that percentage, if any, of the first six percent (6%) of such Compensation for the Plan Year which he may contribute as a "Savings Contribution" to the Thrift Savings Plan.

The Non-Qualified Matching Contribution for a Plan Year credited on behalf of a Participant shall be allocated to his Company Thrift Account as of the later of the last day of the Plan Year or the time as of which the "Matching Contribution" under the Thrift Savings Plan for the Plan Year is made to the Thrift Savings Plan.

     3.3(b) With respect to each Plan Year, a Non-Qualified Profit Sharing Contribution shall be credited to the Company Thrift Account of each Participant who is an Eligible Employee and a Participant during the Plan Year and who has satisfied the service and employment benefit accrual requirements for entitlement to a "Profit Sharing Contribution" under the Thrift Savings Plan for the Plan Year equal to the product of:

           (i) The applicable "Profit Sharing Contribution" allocation rate under the Thrift Savings Plan for the Plan Year, multiplied by

          (ii) His Compensation for the Plan Year which is not "Compensation" for purposes of the Thrift Savings Plan because of application of the limitation on compensation imposed by Section 401(a)(17) of the Code and because of the exclusion from covered "Compensation" under the Thrift Savings Plan of his elective Thrift Contributions to this Plan and his elective "Deferral Contributions" to the Cadmus Deferred Compensation Plan (based on the normal time of payment but for such deferral election).

The Non-Qualified Profit Sharing Contribution for a Plan Year credited on behalf of a Participant shall be allocated to his Company Thrift Account as of the later of the last day of the Plan Year or the time as of which the "Profit Sharing Contribution" under the Thrift Savings Plan for the Plan Year is made to the Thrift Savings Plan.

     3.3(c) With respect to each Plan Year, an Excess Annual Additions Contribution shall be credited to the Company Thrift Account of each Participant who is an Eligible Employee and a Participant during the Plan Year equal to the sum of:

           (i)   The "Matching Contribution" and

          (ii)   The "Profit Sharing Contribution"

which would have been allocated to, or would have remained allocated to, his account under the Thrift Savings Plan for such Plan Year but for the limitation on contributions and benefits imposed by Section 415 of the Code, provided that there shall be no duplication of contributions under this subparagraph and the preceding subparagraphs of this paragraph. The Excess Annual Additions Contribution for a Plan Year described in clause (i) above credited on behalf of a Participant shall be allocated to his Company Thrift Account as of the later of the last day of the Plan Year or the time as of which the "Matching Contribution" under the Thrift Savings Plan for the Plan Year is made to the Thrift Savings Plan. The Excess Annual Additions Contribution for a Plan Year described in clause (ii) above credited on behalf of a Participant shall be allocated to his Company Thrift Account as of the later of the last day of the Plan Year or the time as of which the "Profit Sharing Contribution" under the Thrift Savings Plan for the Plan Year is made to the Thrift Savings Plan.

     3.3(d) The Administrator shall limit contributions under this paragraph in any manner he deems appropriate in order that the benefits under the Plan not be considered directly or indirectly contingent on a Participant's making or not making "Savings Contributions" to the Thrift Savings Plan in violation of the requirements of Section 401(k) of the Code.

     3.4 SUBTRACTIONS FROM THRIFT ACCOUNT. All distributions (including any withheld income or other taxes) shall be subtracted from a Participant's Thrift Account and the applicable subdivision thereof when made.

     3.5     CREDITING OF DEEMED EARNINGS OR LOSS TO THRIFT ACCOUNTS.

     3.5(a) As of each Valuation Date, there shall be credited to each Participant's Thrift Account an amount representing deemed earnings or loss on the "valuation balance" of such account for the Valuation Period. A Participant's "valuation balance" is the total of the balance in the account as of the beginning of the Valuation Period, plus that portion, if any, of his Thrift Contributions for the Valuation Period (as determined by the Administrator in its discretion to approximate the portion of the Valuation Period during which such contributions were held in the Fund during the Valuation Period), less distributions from his account during the Valuation Period.

     3.5(b)  Such deemed earnings or loss shall be determined as follows:

           (i) For Valuation Periods during which the Fund is maintained and Plan benefits may be paid therefrom because the Plan Sponsor or any other Employer is not insolvent, such earnings or loss shall be based on the net investment rate of return or loss of the Fund division(s) in which the Participant's Accrued Benefit under the Plan is considered invested for the Valuation Period, determined separately for each Fund division and the portion of the Participant's Accrued Benefit considered invested in each such Fund division, based on the Participant's applicable or deemed investment directions pursuant to paragraph 8.4. The net investment rate of return or loss means earnings or loss (including valuation changes) for the Valuation Period of the Fund compared to the aggregate valuation balances sharing in those earnings or loss.

          (ii) For Valuation Periods during which the Fund is not maintained or Plan benefits may not be paid therefrom because the Plan Sponsor or any other Employer is insolvent, such earnings or loss shall be based on an annual rate determined for each Plan Year and equal to the prime rate of interest published in The Wall Street Journal in effect on the first day of the Plan Year containing the period in question. If such rate is not published for any Plan Year, the Administrator shall determine the annual rate for such Plan Year with reference to the average prime lending rate of NationsBank of North Carolina, N.A. or its successor, determined at the end of each Valuation Period, less one percent.

     3.6 EQUITABLE ADJUSTMENT IN CASE OF ERROR OR OMISSION. Where an error or omission is discovered in the account of a Participant, the Administrator shall be authorized to make such equitable adjustment as it deems appropriate.

     3.7 STATEMENT OF THRIFT ACCOUNT BALANCE. Within ninety (90) days after the end of each Plan Year and at the date a Participant's Accrued Benefit becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the balance as of such date of his Accrued Benefit and the percent thereof which is vested.



                                       ARTICLE IV
                                         VESTING

     4.1     VESTING GENERALLY.

     4.1(a) The Participant Thrift Account of a Participant shall be fully vested and non-forfeitable at all times.

     4.1(b) The Company Thrift Account of a Participant shall be vested as follows:

           (i) Vesting in Company Thrift Accounts shall normally be based on the rules for vesting in the Participant's "Matching Account" under the Thrift Savings Plan (including, without limitation, the rules for vesting based on the Thrift Savings Plan's vesting schedule and the rules for vesting at attainment of normal retirement age, retirement, death or disability), but with the cash-out, forfeiture and restoration rules thereunder being inapplicable.

          (ii) The Board of the Plan Sponsor may provide for vesting of the Company Thrift Account of a Participant who ceases to be an Eligible Employee due to the Participant's voluntary termination of employment with the consent of the Board so long as such consent expressly provides for such vesting.

         (iii) All Company Thrift Accounts shall be fully vested as of the date of termination of the Plan as to all Employers.

          (iv) In the event a participating Employer ceases to participate in the Plan, the Board of the Plan Sponsor may provide for vesting of the Company Thrift Accounts of all affected Participants of that former participating Employer on such basis as it may direct.

     4.2 FORFEITURE OF BENEFITS. Notwithstanding any contrary provision hereof, the non-vested portion of the Company Thrift Account of a Participant shall be forfeited upon the Participant's voluntary or involuntary cessation of employment with the Employer or death, but his vesting shall include any additional vesting provided under the rules of the Thrift Savings Plan or this Plan with respect to such cessation of employment or death.

     4.3 NO RESTORATION OF FORFEITED BENEFITS. There shall be no restoration of forfeited benefits.

     4.4 DETERMINATION OF BENEFITS AFTER FORFEITURE FOLLOWED BY RE-EMPLOYMENT. If a Participant incurs a forfeiture and subsequently is an Eligible Employee and a Participant, a new Company Thrift Account shall be established for the Participant to reflect his subsequent participation in the Plan, and the Participant's vested Company Thrift Account at any time shall equal the sum of any remaining portion of his prior vested Company Thrift Account and his new vested Company Thrift Account at such time.


                                        ARTICLE V
                                      DEATH BENEFIT

     5.1 DEATH AFTER BENEFIT COMMENCEMENT. If a Participant dies after his vested Accrued Benefit has begun to be paid to him, the benefits payable under the Plan after his death shall be the remainder of his vested Accrued Benefit, if any, payable as provided under the form of payment being made to him at his death. Such benefits shall be paid to his Beneficiary.

     5.2 DEATH BEFORE BENEFIT COMMENCEMENT. If a Participant dies before his vested Accrued Benefit has begun to be paid to him, his vested Accrued Benefit under the Plan shall be paid to his Beneficiary at the time and in the manner described in ARTICLE VI.


     5.3     BENEFICIARY DESIGNATION.

     5.3(a) Each Participant shall have the right to notify the Administrator in writing of any designation of a Beneficiary to receive, if alive, benefits under the Plan in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator.

     5.3(b) If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or, except when his Beneficiary is his spouse, cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then his surviving spouse, or if none, then his descendants, per stirpes, or if none, then the executor or the administrator of his estate shall be deemed to be his Beneficiary.

     5.3(c) Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant's spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.


                                       ARTICLE VII
                                   PAYMENT OF BENEFITS

     6.1     TIME AND FORM OF PAYMENT.

     6.1(a) A Participant's vested Accrued Benefit shall be payable to the Participant at the following time and in the following manner:

           (i) Time of Payment - The time of payment is in the first month of the calendar quarter following the calendar quarter of the earlier of the Participant's retirement, disability or other cessation of employment with the Employer.

          (ii) Form of Payment - The form of payment is a lump sum payment. Under this form of payment, the term "lump sum payment" generally means a single payment of the entire or, as applicable, the designated portion of the vested Accrued Benefit. In the event a vested Accrued Benefit is to be paid in a lump sum payment and the amount thereof has not been determined, the Administrator is authorized to make one or more interim payments prior to the time the amount of such lump sum payment is finally determined.

     6.1(b) If the Participant is deceased, payment of the Participant's entire vested Accrued Benefit shall be made to his Beneficiary in a lump sum payment (as defined in clause (ii) of subparagraph 6.1(a)) in the first month of the calendar quarter following the calendar quarter of the Participant's death.

     6.2     BENEFIT DETERMINATION AND PAYMENT PROCEDURE.

     6.2(a) The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or, in the event of the death of the Participant, the Participant's Beneficiary. The Administrator shall promptly notify the Employer and, where payments are to be made by the Trustee from the Fund, the Trustee of each such determination that benefit payments are due and provide to the Employer and, where applicable, the Trustee all other information necessary to allow the Employer or the Trustee, as the case may be, to carry out said determination, whereupon the Employer or the Trustee, as the case may be, shall pay such benefits in accordance with the Administrator's determination.


     6.2(b) Benefit payments shall normally be made from the Fund to such payee(s), in such amounts, at such times and in such manner as the Administrator shall from time to time direct; provided, however, that the Employer may advance any payment due subject to a right of reimbursement from the Fund. The payor may reserve such reasonable amount as it shall deem necessary, based upon information provided by the Administrator upon which the payor may rely, to pay any income or other taxes attributable to the payment or required to be withheld from the payment. If any payment is returned unclaimed, the payor shall notify the Administrator and shall dispose of the payment as the Administrator shall direct.

     6.2(c) Benefit payments normally shall be made in cash. However, the benefit payee and the Administrator may mutually agree to make in-kind distributions of assets held in the Fund.

     6.3 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

     6.4 DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED. The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or a Participant's spouse entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Employer's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the benefit due such person shall continue to be held under the Plan, subject to any applicable statute of escheats.

     6.5     CLAIMS PROCEDURE.

     6.5(a) A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Any notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

           (i)   Set forth a specific reason or reasons for the denial,

          (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

         (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

          (iv)   Explain the claim review procedure of subparagraph 6.5(b).

If a notice of approval or denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 6.5(b).


     6.5(b) A Participant or Beneficiary whose claim filed pursuant to subparagraph 6.5(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 6.5(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 6.5(a) for notices of approval or denial of claims, and shall:

           (i)   Include specific reasons for the decision,

          (ii) Be written in a manner calculated to be understood by the claimant, and

         (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

The Administrator's decision made in good faith shall be final.


                                       ARTICLE VI
                                       WITHDRAWALS

     7.1     HARDSHIP WITHDRAWALS.

     7.1(a) In the event of any unforeseeable emergency and upon written request of the Participant (or, if subsequent to his death, his Beneficiary), the Administrator in its sole discretion may direct the payment in one lump sum to the Participant or his Beneficiary of all or any portion of the Participant's vested Accrued Benefit which the Administrator determines is necessary to alleviate the financial need related to the unforeseeable emergency.

     7.1(b)  For purposes hereof:

           (i) An unforeseeable emergency shall be defined in a manner consistent with the meaning ascribed thereto under Section 457 of the Code as a severe financial hardship to the Participant (or, if subsequent to his death, his Beneficiary) resulting from a sudden and unexpected illness, accident or loss of property due to casualty, or any other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant (or, if subsequent to his death, his Beneficiary).

          (ii) The existence of an unforeseeable emergency shall be determined by the Administrator on the basis of the facts and circumstances of each case, but, in any event, payment may not be made to the extent that the hardship is or may be relieved:

                (A) Through reimbursement or compensation by insurance or otherwise,

                (B) By liquidation of the Participant's assets, to the extent such liquidation would not itself cause a severe financial hardship, or

                (C)  By cessation of elective deferrals under the Plan.


         (iii) Examples of what are not considered unforeseeable emergencies include the need to send a Participant's child to college or the desire to purchase a home.

     7.2 NO OTHER WITHDRAWALS PERMITTED. No withdrawals or other distributions shall be permitted except as provided in ARTICLE VI or paragraph 7.1.


                                      ARTICLE VIII
                                         FUNDING

     8.1     FUNDING.

     8.1(a) The undertaking to pay benefits hereunder shall be an unfunded obligation payable solely from the general assets of the Employer and, subject to the claims of the Employer's creditors, from each Employer's portion of the Fund. Thrift Accounts shall be maintained as book reserve accounts on the books of the Employer solely for accounting purposes. The payment obligation hereunder (whether on not payment is made from the Fund) with respect to the Accrued Benefit attributable to Thrift Contributions made from Compensation payable, and other contributions made, by one Employer shall be the liability of that Employer only, but payment thereof shall be guaranteed by the Plan Sponsor.

     8.1(b) Nothing contained in the Plan or Trust Agreement and no action taken pursuant to the provisions of the Plan or Trust Agreement shall give any Participant or Beneficiary any right, title or interest in any specific asset or assets of the Employer or the Fund at any time or any priority of payment in the event of the Employer's insolvency. To the extent that any person acquires a right to receive payments from the Employer or the Fund under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Employer.

     8.1(c) Subject to the other provisions of this paragraph, the Plan Sponsor shall make, or cause to be made out of the Fund, the payment of all benefits under the Plan. The Plan Sponsor may require contributions by participating Employers be delivered to the Plan Sponsor at such times (whether before, at or after the time of payment), in such amounts and on such basis as it may from time to time determine in order to defray the costs of benefits under and administration of the Plan.

     8.1(d) The Employer shall pay over contributions to the Fund at least monthly or at such other time or times as the Plan Sponsor may direct.

     8.2     USE OF TRUST.

     8.2(a) Notwithstanding any provision herein to the contrary, the Plan Sponsor may in its sole discretion direct the establishment and holding assets in the Fund pursuant to a Trust Agreement for the purpose of providing benefits under the Plan.

     8.2(b) The Employers acknowledge that any Trust Agreement, if established, will be established by the Plan Sponsor (who may be referred to as the Trust Sponsor in the Trust Agreement) for the benefit of all participating Employers, that being a participating Employer in the Plan automatically makes the Employer an Employer for purposes of any Trust Agreement (unless the Trust Agreement otherwise provides), and that any Trust Agreement may be amended by appropriate action of the Plan Sponsor (without any action required by the other participating Employers).

     8.3     FUND DIVISIONS.

     8.3(a) It is contemplated that the Fund will be held in divisions (sometimes referred to as "divisions of the Fund", "Fund divisions" or "investments funds" herein) as hereinafter provided, and each Participant's Accrued Benefit shall be subdivided to reflect its deemed interest in each Fund division.


     8.3(b) The Fund divisions which shall be maintained in the Fund are those regulated investment companies, collective trust funds and/or other pooled investment funds listed from time to time on Appendix A to the Plan, each of which shall be treated as a separate Fund division.

     8.4 PARTICIPANT INVESTMENT DIRECTIONS. The Accrued Benefit of a Participant in the Plan shall be divided or allocated to reflect the amount of each such Participant's deemed interest in each Fund division as hereinafter provided for the purpose of determining the earnings or loss to be credited to his account, but any such direction shall not give the Participant any right, title or interest in any specific asset or assets of the Fund:

     8.4(a) Upon becoming a Participant without a contribution investment direction in force, a Participant may direct that his future Directable Contributions be invested, in whole multiples of the Permitted Direction Percentage (equalling one hundred percent (100%) in the aggregate), in the Available Investment Funds by filing a "contribution investment direction" with the Administrator at such time.

     8.4(b) Not later than the fifteenth (15th) day of the calendar month (or such later date as the Administrator may designate or accept under a uniform and non-discriminatory policy) preceding the applicable effective date:

           (i) CONTRIBUTION INVESTMENT DIRECTION - A Participant may make a "contribution investment direction" by directing that whole multiples of the Permitted Direction Percentage (equalling one hundred percent (100%) in the aggregate) of his future Directable Contributions be invested in the Available Investment Funds. Any such contribution investment direction shall be effected for contributions made after commencement of participation or contributions, as the case may be, and thereafter as of each subsequent Contribution Investment Direction Change Date for which such direction is timely delivered to the Administrator (or its designee); and/or

          (ii) ACCOUNT BALANCE INVESTMENT DIRECTION - A Participant (or, if deceased, his Beneficiary) may make an "account balance investment direction" by directing that whole multiples of the Permitted Direction Percentage (equalling one hundred percent (100%) in the aggregate) of his Directable Accounts be invested in the Available Investment Funds. Any such account balance investment direction shall be effective as of and for the Account Balance Investment Direction Change Date for which such direction is timely delivered to the Administrator (or its designee).

     8.4(c) If or to the extent a Participant (or if deceased, his Beneficiary) has no investment direction in effect, his Directable Contributions and Directable Accounts shall be invested in the Default Fund designated on Appendix A.

     8.4(d)  For purposes of this paragraph:

           (i) The term "Account Balance Investment Direction Change Date" means each Valuation Date.

          (ii) The term "Available Investment Funds" means the investment funds listed in Appendix A to the Plan.

         (iii) The term "Directable Accounts" means the entire Accrued Benefit of the Participant.

          (iv) The term "Directable Contributions" means contributions made by the Participant

           (v) The term "Contribution Investment Direction Change Date" means each Valuation Date.

          (vi)   The term "Permitted Direction Percentage" means one percent
     (1%).


     8.4(e) The Administrator may, on a uniform and non-discriminatory basis from time to time, set or change the advance notice requirement for effecting investment directions, may limit the number of investment direction changes made in a Plan Year, may limit investment directions, if any, which can be made by telephone, and generally may change any of the investment direction procedures.


                                       ARTICLE IX
                                       FIDUCIARIES

     9.1 FIDUCIARIES AND DUTIES AND RESPONSIBILITIES. Authority to control and manage the operation and administration of the Plan shall be vested in the following persons or entities, who, together with their membership, if any, shall be the fiduciaries under the Plan ("Fiduciaries") with those powers, duties, and responsibilities specifically allocated to them by the Plan:

     9.1(a) PLAN ADMINISTRATOR - The Plan Administrator in connection with its fiduciary obligations and rights relating to the Plan and the Fund.

     9.1(b) PLAN SPONSOR - The Plan Sponsor in connection with its fiduciary obligations and rights relating to the Plan and the Fund.

     9.1(c) TRUSTEE - The Trustee, if any, in connection with its fiduciary obligations and rights relating to the Fund.

     9.2 LIMITATION OF DUTIES AND RESPONSIBILITIES OF FIDUCIARIES. The duties and responsibilities, and any liability therefor, of the Fiduciaries provided for in paragraph 9.1 shall be severally limited to the duties and responsibilities specifically allocated to each such Fiduciary in accordance with the terms of the Plan, and there shall be no joint duty, responsibility, or liability among any such groups of Fiduciaries in the control and management of the operation and administration of the Plan.

     9.3 SERVICE BY FIDUCIARIES IN MORE THAN ONE CAPACITY. Any person or group of persons may serve in more than one Fiduciary capacity with respect to the Plan.

     9.4 ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES BY FIDUCIARIES. By written agreement filed with the Administrator and the Plan Sponsor, any duties and responsibilities of any Fiduciary may be allocated among Fiduciaries or may be delegated to persons other than Fiduciaries. Any written agreement shall specifically set forth the duties and responsibilities so allocated or delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

     9.5 ASSISTANCE AND CONSULTATION. A Fiduciary, and any delegate named pursuant to paragraph 9.4, may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Employer, with respect to any matter affecting the Plan or its obligations and responsibilities hereunder, or with respect to any action or proceeding affecting the Plan.

     9.6 COMPENSATION AND EXPENSES. All compensation and expenses of the Fiduciaries and their agents and counsel shall be paid or reimbursed by the Employer on such basis as the Plan Sponsor shall determine; provided, however, that each person or committeeman serving as a Fiduciary shall serve without compensation for such service unless otherwise determined by the Plan Sponsor or, in the case of the Trustee, unless otherwise provided in the Trust Agreement.

     9.7 INDEMNIFICATION. The Employer, on such basis as the Plan Sponsor shall determine, shall indemnify and hold harmless any individual who is an employee of the Employer or an Affiliate and who is a Fiduciary or a member of a Fiduciary under the Plan and any other individual who is an employee of the Employer or an Affiliate and to whom duties of a Fiduciary are delegated pursuant to paragraph 9.4, to the extent permitted by law, from and against any liability, loss, cost or expense arising from their good faith action or inaction in connection with their responsibilities under the Plan.


                                        ARTICLE X
                                   PLAN ADMINISTRATOR

     10.1 APPOINTMENT OF PLAN ADMINISTRATOR. The Plan Sponsor may appoint one or more persons to serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan and the Code. In the event more than one person is appointed, the persons shall form a committee for the purpose of functioning as the Administrator of the Plan. The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Plan Sponsor, and may, by thirty (30) days prior written notice to the Plan Sponsor, terminate such appointment. The Plan Sponsor shall inform the Trustee of any such appointment or termination, and the Trustee may assume that any person appointed continues in office until notified of any change.

     10.2 PLAN SPONSOR AS PLAN ADMINISTRATOR. In the event that no Administrator is appointed or in office pursuant to paragraph 10.1, the Plan Sponsor shall be the Administrator.

     10.3 PROCEDURE IF A COMMITTEE. If the Administrator is a committee, it shall appoint from its members a Chairman and a Secretary. The Secretary shall keep records as may be necessary of the acts and resolutions of such committee and be prepared to furnish reports thereof to the Plan Sponsor and the Trustee. Except as otherwise provided, all instruments executed on behalf of such committee may be executed by its Chairman or Secretary, and the Trustee may assume that such committee, its Chairman or Secretary are the persons who were last designated as such to them in writing by the Plan Sponsor or its Chairman or Secretary.

     10.4 ACTION BY MAJORITY VOTE IF A COMMITTEE. If the Administrator is a committee, its action in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

     10.5 APPOINTMENT OF SUCCESSORS. Upon the death, resignation or removal of a person serving as, or on a committee which is, the Administrator, the Employer may, but need not, appoint a successor.

     10.6 DUTIES AND RESPONSIBILITIES OF PLAN ADMINISTRATOR. The Administrator shall have the following duties and responsibilities under the
Plan:

     10.6(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Plan, the Code and the Act the distribution thereof to Participants and their Beneficiaries and the filing thereof with the appropriate governmental officials and agencies.

     10.6(b) The Administrator shall maintain and retain necessary records respecting its administration of the Plan and matters upon which disclosure is required under the Plan, the Code and the Act.

     10.6(c) The Administrator shall make any elections for the Plan required to be made by it under the Plan, the Code and the Act.

     10.6(d) The Administrator is empowered to settle claims against the Plan and to make such equitable adjustments in a Participant's or Beneficiary's rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

     10.6(e) The Administrator may construe the Plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the Plan and such action shall be conclusive.


     10.7 POWER AND AUTHORITY. The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan imposed hereunder. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

     10.8 AVAILABILITY OF RECORDS. The Employer and the Trustee shall, at the request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

     10.9 NO ACTION WITH RESPECT TO OWN BENEFIT. No Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Plan Sponsor.


                                       ARTICLE XI
                            AMENDMENT AND TERMINATION OF PLAN

     11.1    AMENDMENT OR TERMINATION OF THE PLAN.

     11.1(a) The Plan may be terminated at any time by the Board. The Plan may be amended in whole or in part from time to time by the Board effective as of any date specified. No amendment or termination shall operate to decrease a Participant's vested Accrued Benefit as of the earlier of the date on which the amendment or termination is approved by the Board or the date on which an instrument of amendment or termination is signed on behalf of the Plan Sponsor. No amendment shall increase the Trustee's duties or obligations or decrease its compensation unless contained in an amendment of, or document expressly pertaining to, the Trust Agreement which includes the Trustee's written consent or for which the Trustee's written consent is separately obtained. Any such termination of or amendment to the Plan may provide for the acceleration of payment of benefits under the Plan to one or more Participants or Beneficiaries. Any such termination of or amendment to the Plan shall be in writing and shall be adopted pursuant to action by the Board (including pursuant to any standing authorization for any officer, director or committee to adopt amendments) in accordance with its applicable procedures, including where applicable by majority vote or consent in writing.

     11.1(b) In addition, and as an alternative, to amendment of the Plan by action of the Board, but subject to the limitations on amendment contained in subparagraph 11.1(a), the Chief Executive Officer of the Plan Sponsor shall be and is hereby authorized to adopt on behalf of the Board and to execute any technical amendment or amendments to the Plan which in the opinion of counsel for the Plan Sponsor are required by law and are deemed advisable by the Chief Executive Officer of the Plan Sponsor and to so adopt and execute any other discretionary amendment or amendments to the Plan which are deemed advisable by the Chief Executive Officer of the Plan Sponsor so long as any such amendments do not, in view of the Chief Executive Officer of the Plan Sponsor, materially increase costs of the Plan to the Employer.

     11.1(c) Termination of the Plan shall mean termination of active participation by Participants, but shall not mean immediate payment of all vested Accrued Benefits unless the Plan Sponsor so directs. On termination of the Plan, the Board of the Plan Sponsor may provide for the acceleration of payment of the vested Accrued Benefits of all affected Participants on such basis as it may direct.

     11.2 EFFECT OF EMPLOYER MERGER, CONSOLIDATION OR LIQUIDATION. Notwithstanding the foregoing provisions of this ARTICLE XI, the merger or liquidation of any Employer into any other Employer or the consolidation of two
(2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing Employer.



                                       ARTICLE XII
                                      MISCELLANEOUS

     12.1 HEADINGS. The headings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

     12.2 GENDER AND NUMBER. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

     12.3 GOVERNING LAW. The Plan and the Fund shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law pre-empting the same. Unless federal law specifically addresses the issue, federal law shall not pre-empt applicable state law preventing an individual or person claiming through him from acquiring property or receiving benefits as a result of the death of a decedent where such individual caused the death.

     12.4 EMPLOYMENT RIGHTS. Participation in the Plan shall not give any employee the right to be retained in the Employer's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest in the Fund other than as herein provided.

     12.5 CONCLUSIVENESS OF EMPLOYER RECORDS. The records of the Employer with respect to age, service, employment history, compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of the Plan.

     12.6 RIGHT TO REQUIRE INFORMATION AND RELIANCE THEREON. The Plan Sponsor and the Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

     12.7 ALIENATION AND ASSIGNMENT. The interests of each Participant under the Plan are not subject to claims of the Participant's creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

     12.8    NOTICES AND ELECTIONS.

     12.8(a) Except as provided in subparagraph 12.8(b), all notices required to be given in writing and all elections, consents, applications and the like required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice, election, consent or application by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election, consent or application.

     12.8(b) Subject to limitations under applicable provisions of the Code or the Act (such as the requirement that spousal consent be in writing), the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consent and/or application by Participants and/or Beneficiaries, including but not limited to interactive voice systems, on such basis and for such purposes as it determines from time to time.


     12.9 DELEGATION OF AUTHORITY. Whenever the Plan Sponsor or any Employer is permitted or required to perform any act, such act may be performed by its Chief Executive Officer, its President or its Board of Directors or by any other person duly authorized by any of the foregoing.

     12.10 SERVICE OF PROCESS. The Administrator shall be the agent for service of process on the Plan.

     12.11 CONSTRUCTION. This Plan and the Fund are created for the exclusive benefit of Eligible Employees of the Employer and their Beneficiaries and shall be interpreted and administered in a manner consistent with their being an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees (sometimes referred to as a "top-hat" plan) described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Act. If the fund is maintained pursuant to a Trust Agreement, it is intended to be a grantor trust, of which the Plan Sponsor or, if so provided, the Employer is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.


                                      ARTICLE XIII
                          PARTICIPATION BY ADDITIONAL EMPLOYERS

     13.1 ADOPTION BY ADDITIONAL EMPLOYERS. Any Affiliate with employees covered by the Plan Sponsor's executive compensation plan shall automatically be considered to adopt and participate in the Plan, unless otherwise expressly provided by the Plan Sponsor.

     13.2 TERMINATION EVENTS WITH RESPECT TO EMPLOYERS OTHER THAN THE PLAN SPONSOR.

     13.2(a) The Plan shall terminate with respect to any Employer other than the Plan Sponsor, and such Employer shall automatically cease to be a participating Employer in the Plan, upon the happening of any of the following events:

           (i) The Employer's ceasing to have employees covered by the Plan Sponsor's executive compensation plan

          (ii)   The Employer's ceasing to be an Affiliate.

         (iii) Action by the Board or Chief Executive Officer of the Plan Sponsor terminating an Employer's participation in the Plan and specifying the date of such termination. Notice of such termination shall be delivered to the Administrator and the former participating Employer.

     13.2(b) Termination of the Plan with respect to any Employer shall mean termination of active participation of the Participants employed by such Employer, but shall not mean immediate payment of all vested Accrued Benefits with respect to the Employees of such Employer unless the Plan Sponsor so directs. On termination of the Plan with respect to any Employer, the Board of the Plan Sponsor may provide for the acceleration of payment of the vested Accrued Benefits of all affected Participants of that former participating Employer on such basis as it may direct.



     IN WITNESS WHEREOF, the Plan Sponsor and each other participating Employer, pursuant to the resolution duly adopted by its Board, has caused this Plan to be signed on its behalf by its duly authorized officer or member of its Board of Directors as of this 20 day of June, 1995.


                                         CADMUS COMMUNICATIONS CORPORATION,
                                         Plan Sponsor and participating Employer



                                         By: /s/ C.S. Gillispie, Jr.   (SEAL)
                                            Its Chairman and CEO

                            CADMUS NON-QUALIFIED THRIFT PLAN
                                       APPENDIX A
                                  (AS OF JULY 1, 1995)
                           LIST OF AVAILABLE INVESTMENT FUNDS


     A-1.1   AVAILABLE INVESTMENT FUNDS.  The Available Investments Funds, each of which shall be considered a separate Fund division, are the following regulated investment companies and/or collective trust funds sponsored by T. Rowe Price Associates, Inc. or any of its affiliates (sometimes referred to as the "T. Rowe Price investment funds" or "T. Rowe Price Fund divisions"):

           (i)   T. Rowe Price Stable Value Fund.

          (ii)   T. Rowe Price Balanced Fund.

         (iii)   T. Rowe Price Equity Index Fund.

          (iv)   T. Rowe Price International Stock Fund.

           (v)   T. Rowe Price Growth Stock Fund.

          (vi)   T. Rowe Price Small-Cap Value Fund.

     A-1.2   DEFAULT FUND.  The Default Fund is the T. Rowe Price Balanced Fund.

                               FIRST AMENDMENT TO
                        CADMUS NON-QUALIFIED THRIFT PLAN
                      (AS ADOPTED EFFECTIVE JULY 1, 1995)

     Pursuant to the authorization the Board of Directors of Cadmus Communications Corporation granted to its Chief Executive Officer to establish the Cadmus Non-Qualified Thrift Plan effective July 1, 1995 (the "Plan"), the Chief Executive Officer hereby adopts the following amendment to the Plan, which amendment is deemed advisable by the Chief Executive Officer in order to substitute the T. Rowe Price Prime Reserve Fund for the T. Rowe Price Stable Value Fund as an available Fund division on account of unavailability of the T. Rowe Price Stable Value Fund as an investment for the Plan, and which amendment shall be effective as of the July 1, 1995 effective date of the Plan:

1. Appendix A to the Plan, entitled "List of Available Investment Funds", is amended in its entirety to read in the form attached hereto.

2. Any investment direction of the T. Rowe Price Stable Value Fund automatically shall be changed to and considered a direction for the
    T. Rowe Price Prime Reserve Fund by operation of this amendment. Notwithstanding the foregoing, the Plan Administrator may permit Participants who have directed investment of their Accrued Benefits in the T. Rowe Price Stable Value Fund to modify their investment direction on such basis as the Plan Administrator may deem appropriate.

     IN WITNESS WHEREOF, the duly authorized Chief Executive Officer of Cadmus Communications Corporation has signed this amendment on behalf of the Plan Sponsor and each other participating Employer, as of this 30th day of June, 1995.

                                      CADMUS COMMUNICATIONS CORPORATION,
                                      Plan Sponsor and participating Employer

                                      By: /s/ C. STEPHENSON GILLISPIE, JR.
                                         Its Chief Executive Officer

                        CADMUS NON-QUALIFIED THRIFT PLAN
                                   APPENDIX A
                              (AS OF JULY 1, 1995)
                       LIST OF AVAILABLE INVESTMENT FUNDS

     A-1.1 AVAILABLE INVESTMENT FUNDS. The Available Investments Funds, each of which shall be considered a separate Fund division, are the following regulated investment companies and/or collective trust funds sponsored by
T. Rowe Price Associates, Inc. or any of its affiliates (sometimes referred to as the "T. Rowe Price investment funds" or "T. Rowe Price Fund divisions"):

     (i) T. Rowe Price Prime Reserve Fund (replacing the T. Rowe Price Stable Value Fund).

    (ii) T. Rowe Price Balanced Fund.

   (iii) T. Rowe Price Equity Index Fund.

    (iv) T. Rowe Price International Stock Fund.

     (v) T. Rowe Price Growth Stock Fund.

    (vi) T. Rowe Price Small-Cap Value Fund.

     A-1.2  DEFAULT FUND.  The Default Fund is the T. Rowe Price Balanced Fund.